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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statemnt of our reports dated November 14, 1996 included in USLD Communications Corp.'s Form 10-K for the year ended September 30, 1996 and to all references to our firm included in this Registration Statement.

                                                         /s/ ARTHUR ANDERSEN LLP

San Antonio, Texas
October 3, 1997